EXHIBIT 10.12 - SABRE AirCentre Agreement
(REDACTED Per Request for Confidential Treatment)

NOTE: CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT - SAID PORTIONS HAVE BEEN MARKED WITH [***] TO INDICATE REDACTED PORTIONS

FLIGHTExplorer

Customer Sales Order for: Baltia Air Lines

This Sales Order outlines the terms and conditions pursuant to which Sabre Inc. ("Sabre") will provide the undersigned ("Customer") with access and use of the System and Data described herein. This Sales Order shall be governed by the terms and conditions set forth in the Sabre AirCentre Flight Explorer User Agreement (the "Agreement"), whose terms are incorporated herein by reference.

The System and Data included hereunder are as follows:

Product	Code	Units	Total (USD)
Flight Explorer Professional - Enterprise Edition	FE-01	1	[***]
Enhanced Weather Overlay - Meteorlogix Pack 3	MX-18	1	[***]
Access to FE Customer Portal and Online Training			[***]
Total per month			[***]

** Any applicable taxes are the responsibility of the Customer as outlined in the User Agreement.

Additional Terms and Conditions:
Term: 1 year
Billing Cycle: Monthly
Payment Terms: Net 15
Term Start Date: 01 JUN 2011
Term End Date: 31 MAY 2012
Type of Business: Airline
FAA MOA Status: Class 1
WX Service Provider: NA
Notes: _ Renewal	User ID: BALTIA Password:

______/signed/___ Signature	Joe Pampalone Print Name	Director Ops Control Title	09/21/2011 Date

By signing this Sales Order, I certify that I am an authorized representative of the above named Customer and have the authority to bind and commit the Customer hereto to pay for all the services provided. By installing andlor using the product, I agree to and acknowledge that the terms and conditions of the Agreement are incorporated herein by reference and if the Customer does not agree to the terms and conditions contained in the Agreement, Customer will not be provided with access and use of the System and Data.

Sales orders must be signed within 10 days of receipt or prices are subject to change. Payment must be received within 15 days of being invoiced or service is subject to termination until full payment is received.
User Contact Information:
Joe Pampalone
Baltia Air Lines
Terminal4 Concourse A, Unit 262.089
JFK International Airport
Jamaica, NY 11430
Phone: 718-244-8880
Fax: 718-244-8882
Email: joe.pampalone@baltia.com
Billing Contact Information:
Olga Krainova
Executive Secretary
Baltia Air Lines
Terminal4 Concourse A, Unit 262.089
JFK International Airport
Jamaica, NY 11430
Phone: 718-244-8880
Fax: 718-244-8882
Email: olga.krainova@baltia.com
Credit Card Billing Information:
Credit Card Holder Name
Credit Card Number
Expiration Date
Credit Card Billing Address
Government Customer Number
(Required for All Credit Card Orders)
Signature of the Card Holder _________________________________

CONTACT INFORMATION:
Account Director Dennis Crosby Dennis.Crosby@sabre.com +1.682.605.1522- Office	Billing Questions? Ken Bonsu +1 .301.634.8212	Technical Support +1.301 .634.8201 (7:00am-1 O:OOpm ET) +1.301 .634.8209 (24x7)

FE CUSTOMER PORTAL:
 As a Flight Explorer customer, you now have access to our new Customer Portal. To access the Portal, visit our website at www.FiightExplorer.com, click on Customer Log In on the top toolbar and enter your Flight Explorer User ID and Password. Through the Portal you will gain unlimited access to our new Online Training Module, Customer Forum and other useful information about Flight Explorer.